U.S. SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.

                                    FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934 Date of Report (Earliest Event reported): March 14, 2000

                            e Personnel Management.com
             (Exact Name of Registrant as Specified in its Charter)

       	Nevada                				0-20598			           75-2293489
(State of Incorporation)		(Commission File Number)	  (IRS Employer
                              								              Identification Number)

                             120 St. Croix Avenue
                            Cocoa Beach, FL 32931
                    (Address of Principal/Executive Offices)

                                321-799-3842
              (Registrant's telephone number including area code)


ITEM 1.  Changes in Control of Registrant
None

ITEM 2.  Acquisition or Disposition of Assets
On March 14, 2000, the Company entered into a "Stock Exchange Agreement" with Russell P. Ferry (Ferry), owner of 15,000 shares of Interstate Management Services Company (IMSC) common stock, a Company incorporated in the State of Nevada with an authorized capital of 25,000 shares of common stock, no par value, of which 20,000 shares are duly and validly issued and outstanding. The Company issued 750,000 shares of common stock in exchange for Ferry's 15,000 shares of IMSC common stock.

ITEM 3.  Bankruptcy or Receivership
None

ITEM 4.  Changes in Registrant's Certifying Accountant
None

ITEM 5.  Other Events
None

ITEM 6.  Resignations of Registrant's Directors
None

ITEM 7.  Financial Statements and Exhibits

(1) Pro Forma Financial Information - Currently, the Company is unable to determine the book value of the subsidiary acquired. Complete information is forthcoming, and when accurate figures are produced, the financial information for the quarter ended March 31, 2000, will be updated and an amended Form 10QSB will be completed. The shares were issued on April 4, 2000.

(2)  Exhibit 2      Stock Exchange Agreement


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   	May 19, 2000		 			e Personnel Management.com
                   								/s/  Donna Anderson
                    								President


EXHIBIT 2
                         STOCK EXCHANGE AGREEMENT


This STOCK EXCHANGE AGREEMENT (the "Agreement") is entered into as of March 14, 2000 ("Effective Date"), by and between Definition, Ltd. ("Company") and Russell
P. Ferry ("Ferry").

WHEREAS, the Company is a duly incorporated Nevada corporation whose authorized capital stock consists of 100,000,000 shares of common stock, no par value ("Company Common stock"), of which 12,800,000 shares, and no more, are duly and validly issued and outstanding prior to the additional issue of 750,000 shares for the purpose of this transaction; and

WHEREAS, the Company is causing the issuance 750,000 shares of Definition, Ltd., Inc. common stock ("DFNL Shares"); and

WHEREAS, Ferry owns 15,000 shares of Interstate Management Services Company common stock ("IMSC Shares"),

WHEREAS, IMSC is a duly incorporated Nevada corporation whose authorized capital stock consists of 25,000 shares of common stock, no par value ("Company common stock"), of which 20,000 shares, and no more, are duly and validly issued and outstanding; and

WHEREAS, Ferry desires to accept and the Company desires to exchange 750,000 shares of DFNL Shares bearing the legend and subject to the restriction of Rule 144 et seq. as promulgated by the Securities and Exchange Commission, in exchange for the 15,000 IMSC Shares, on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                                  	ARTICLE I
                             	EXCHANGE OF SHARES

1.01	  Exchange of Shares.  Subject to the terms and conditions of this
Agreement, the Company hereby agrees to exchange, convey, transfer and deliver, and Ferry hereby agrees to accept, all right, title and interest in and to the DFNL Shares in exchange for the IMSC Shares. On the Closing Date (as defined below), Ferry shall deliver to the Company: (a) a duly endorsed stock certificate(s) representing all the IMSC Shares of Ferry, and (c) such other instruments of transfer as, in the opinion of the Company's counsel, shall be reasonably necessary to or in furtherance of the effective conveyance to the Company of good and marketable title to such Shares. On the Closing Date
(as defined below), the Company shall deliver to Ferry duly endorsed stock certificate(s) representing all the DFNL Shares.

1.02 Consideration. In consideration for the transfer of the DFNL Shares, Ferry shall exchange and the Company shall accept the IMSC Shares as set forth in subparagraph (a), (b) and (c) hereof, which consideration shall be determined and payable by Ferry as follows:

(a) On the Closing Date (as defined below), Ferry shall transfer 15,000 shares of IMSC Common stock to the Company;

(b)	The Company, in consideration for the benefits identified at paragraph (a)
above, shall deliver 750,000 shares of DFNL Common stock bearing the legend and subject to the restriction of Rule 144, et seq. as promulgated by the Securities and Exchange Commission.

(c)	The Closing Date shall be on or before the date fifteen (15) days from and after the date upon which Ferry executes this Stock Exchange Agreement, provided, however, that the conditions precedent hereto set forth at Article
IV hereof have been met or have been waived in writing by the Company.

                                	ARTICLE II
                    	REPRESENTATIONS AND WARRANTIES OF
                               	THE COMPANY

The Company hereby represents and warrants to Ferry as follows:

2.01	Corporate Organization.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full power and authority to carry on its business as it is now being conducted and to own or lease the properties and assets it now owns or leases. The Company is not qualified to do business as a foreign corporation in any jurisdiction other than California, and in no other jurisdiction does the character or location of the Company's properties or the nature of its business make such qualification necessary.

2.02  Capitalization.

(a) The authorized capital stock of the Company consists of 100,000,000 shares of Company common stock, no par value, of which only 12,800,000 shares are issued and outstanding prior to the issue of an additional 750,000 shares of Company common stock for this transaction. There are 175,000 shares of preferred stock issued at $10.00 per share which can be converted to common stock. All issued shares of Company common stock are duly and validly issued, fully paid and nonassessable. There are no shares of capital stock of the Company issued, other than shares of Company common stock; and there are no outstanding options, warrants, rights, contracts, agreements, commitments, understandings or arrangements by which the Company is or may be bound or obligated to issue any additional shares of its capital stock or any security convertible thereto or exchangeable therefor or to repurchase any outstanding shares of Company common stock. There are no amounts owed to any person by the Company as a result of any repurchase or redemption by the Company of its capital stock.

(b) The Company owns the 750,000 shares of the outstanding shares of the Definitions, Ltd. ("DFNL") common stock. Further, the Company owns all of its shares free and clear of all liens, encumbrances, rights, charges and assessments of every nature. The shares are subject to the restriction on transferability, Rule 144, et seq. as promulgated by the Securities and Exchange Commission. The Company has not granted any option, warrant or right to purchase or acquire any of the shares nor has the Company entered into any contract, agreement, commitment, understanding or arrangement relating to the shares, or by which the Company is or may be bound or obligated to transfer or dispose of any of the shares.

   	Upon the transfer of the DFNL Shares to Ferry hereunder, Ferry will have good and marketable legal and beneficial title thereto, free and clear of all liens, encumbrances, rights, charges and assessments of any nature whatsoever, except as provided by this Agreement.

2.03  Authorization.

(a)	The execution, delivery and performance by the Company of this Agreement and all documents and instruments contemplated hereby, referenced herein or executed in connection herewith (collectively, the "Related Documents"), and the performance by the Company of the transactions contemplated hereby and therein, have been duly authorized and approved by all necessary corporate proceedings of the Company, and this Agreement and each of the Related
Documents has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with the terms thereof.

(b)	Ferry has the power and authority to enter into this Agreement and the
Related Documents and to perform Ferry's respective obligations hereunder. This Agreement and each of the Related Documents have been duly executed and delivered by Ferry and constitutes a valid and binding agreement of Ferry, enforceable against Ferry in accordance with the terms thereof.

2.04	No Violation.  Neither the execution of this Agreement nor any of Related
Documents nor the consummation of the transactions contemplated hereby or thereby will: (a) violate or conflict with any provision of the Articles of Incorporation or Bylaws of the Company, (b) violate or conflict with, or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (or an event which, with the lapse of time, or the giving of notice, or both, will constitute a default) under, any contract or other instrument to which the Company or Ferry is a party or by which the Company or Ferry are bound. The Company is aware that Ferry has been a party to a contract with Connecticut Surety Company regarding the IMSC Shares which are the subject of this agreement. The Company is also aware that said agreement has been, Ferry contends, repudiated and breached by Connecticut Surety Company.

    Neither the execution of this Agreement nor any of Related Documents nor the consummation of the transactions contemplated hereby or thereby (c) will or result in the creation of any lien, charge or encumbrance upon the properties or assets of the Company or the Shares pursuant to the terms of any such contract or instrument, (d) violate or conflict with any law, regulation, judgment, order, writ, injunction or decree of any court or governmental body of any jurisdiction as such law or regulation is related to Ferry, or the Company or its assets. Neither the Company nor Ferry is a party to, subject to or bound by any agreement or judgment, order, writ, injunction or decree of any court or governmental body that prevents the making of, or the consummation of the transactions contemplated by, this Agreement or the Related Documents.

2.05  Governmental Authorities.   Neither the Company nor Ferry is required to
submit any notice, report or other filing to any governmental or regulatory authority required to be obtained by any of the foregoing in connection with the execution or delivery by the Company or Ferry of this Agreement or the consummation of the transactions contemplated hereby.

2.06 Litigation. There is no investigation by any governmental agency, suit, action, proceeding or claim (including product liability claims) pending, expressly threatened against, or affecting, the Company or the business or assets of the Company, and neither Company nor Ferry has received written notification or knows of any basis of or grounds for any such investigation, action, suit, proceeding, or claims against the Company, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company.

2.07 Tax Matters. The Company has filed all federal, state and local tax returns and reports heretofore required to be filed by them except for those returns which Connecticut Surety Company representatives have declined to execute. The Company has no current extensions for the filing of any such returns or reports. Adequate provisions have been made in the Audited and Unaudited Balance Sheets as of the date thereof for the payment of all then accrued and unpaid federal, state, local and foreign taxes, whether or not then due and payable and whether or not disputed, except as may be set forth in explanatory notes thereto. The federal or state income, sales or other tax returns and reports of the Company have not been examined by the Internal Revenue Service or state tax authorities for any of the past three
(3) years, and all such returns and reports constitute a complete and accurate representation of the tax liabilities of the Company.

2.08 Compliance with Applicable Laws. The Company has since its inception, in the conduct of its business, complied and is in compliance with all foreign, federal, state or local laws, statutes, ordinances and regulations applicable to it, the enforcement of which, if it were not in compliance, would have a materially adverse effect on the Company. The ownership of property by, and operation of the business of, the Company do not conflict with applicable laws or regulations or rights of other parties. The Company holds and, upon consummation of the transactions contemplated by this Agreement and by the Related Documents, Company will hold, all registrations, licenses, franchises, permits and authorizations necessary for the lawful conduct of the business of the Company and the possession, operation, and use of its assets and properties.

2.09 No Misstatements. Neither this Agreement, nor any other document, certificate or written statement prepared by Company and/or Ferry and furnished to the Company in connection herewith, contain any untrue statement of material fact or omits to state a material fact known to Ferry necessary in order to make the statements contained herein and therein not misleading as of the date thereof or hereof.

                               	ARTICLE III
                 	REPRESENTATIONS AND WARRANTIES OF FERRY

Ferry hereby represents and warrants to the Company as follows:

3.01	Corporate Organization.  IMSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has full power and authority to carry on its business as it is now being conducted and to own or lease the properties and assets it now owns or leases. The Company is not qualified to do business as a foreign corporation in any jurisdiction other than California, and in no other jurisdiction does the character or location of the Company's properties or the nature of its business make such qualification necessary.

3.02  Capitalization.

(a) The authorized capital stock of IMSC consists of 25,000 shares of IMSC common stock, no par value, of which only 20,000 shares are issued and outstanding. All issued shares of IMSC common stock are duly and validly issued, fully paid and nonassessable. There are no shares of capital stock of IMSC issued, other than shares of IMSC common stock; and there are no outstanding options, warrants, rights, contracts, agreements, commitments, understandings or arrangements by which IMSC is or may be bound or obligated to issue any additional shares of its capital stock or any security convertible thereto or exchangeable therefor or to repurchase any outstanding shares of IMSC common stock. There are no amounts owed to any person by IMSC as a result of any repurchase or redemption by IMSC of its capital stock.

(b) Ferry owns 15,000 shares of the outstanding shares of IMSC common stock. Further, Ferry owns all of his shares free and clear of all liens, encumbrances, rights, charges and assessments of every nature. Ferry has not granted any option, warrant or right to purchase or acquire any of the shares nor has Ferry entered into any contract, agreement, commitment, understanding or arrangement relating to the shares, or by which IMSC is or may be bound or obligated to transfer or dispose of any of the shares.

   	Upon the transfer of the IMSC Shares to the Company hereunder, the Company will have good and marketable legal and beneficial title thereto, free and clear of all liens, encumbrances, rights, charges and assessments of any nature whatsoever, except as provided by this Agreement.

3.03 No Conflict with Other Instruments or Agreements. The execution, delivery and performance of this Agreement by Ferry will not result in a breach or violation of, or constitute a default or any material agreement to which the Ferry is a party or by which Ferry is bound or to which any of his property is subject. The Company is aware that Ferry has been a party to a contract with Connecticut Surety company regarding the IMSC Shares which are the subject of this agreement. The Company is also aware that said agreement has been, Ferry contends, repudiated and breached by the Connecticut Surety Company.

3.04 Governmental Authorities. Ferry is not required to submit any notice, report or other filing with any governmental or regulatory authority in connection with the execution or delivery by Ferry of this Agreement and the consummation of the transactions contemplated hereby. No consent, approval or authorization of any governmental or regulatory authority is required to be obtained by Ferry or any affiliate in connection with Ferry's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

                                 	ARTICLE IV
            	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY

Each and every obligation of the Company under this Agreement to be performed on or before the Closing Date shall be subject to the satisfaction, on or before the Closing Date, of each of the following conditions precedent, except to the extent that the Company shall have waived in writing such satisfaction:

4.01 Representations and Warranties; Performance. Each of the representations and warranties made by the Company and Ferry herein shall be true and correct in all material respects on the Closing Date with the same effect as though made on such date; and Company and Ferry shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed and complied with by the Company and Ferry prior to the Closing
Date. The Company shall have received a certificate of the President of the Company; such certificate to be dated the Closing Date, certifying to the fulfillment of the foregoing conditions and the absence of a material adverse change as described in Section 4.02 below, in a form acceptable to the Company and its counsel.

                                	ARTICLE V
                              	OTHER MATTERS
5.01 Confidentiality. Each party will cause its directors, officers, employees or authorized representatives to hold in strict confidence, and not disclose to any third party, without prior written consent of the other party, all confidential information received by it in connection with the transactions contemplated hereby, except as may be required by applicable law or as otherwise contemplated herein. In the event that this Agreement is terminated for any reason, each party shall return to the other party all copies of documentary information received from the other party and all documents prepared by each party which contain non-public information regarding the other party.

5.02 Consents. The Company shall obtain all consents necessary to the consummation of the transaction contemplated hereby.

                                  	ARTICLE VI
                               	INDEMNIFICATION

6.01  Notice of Liability.

(a) Third Party Claims. Ferry and the Company shall, in a timely manner, provide each other with notice of all third party actions, suits, proceedings, claims, demands or assessments which may be subject to the indemnification provisions of this Article VI (collectively, "Third Party Claims") brought at any time following the Closing Date, including, without limitation, in the case of the Company, Third Party Claims which are not expected to result in any indemnity liability on the part of Ferry and shall otherwise make available all relevant information material to the defense of any Third Party Claims against it. The Company and Ferry acknowledge the possibility of a claim from Connecticut Surety Company. Given the knowledge of Company relative to said possible Connecticut Surety Company claim, the same shall be exempt from the obligation to indemnify set forth herein. The indemnifying party shall have the right to elect to join in the defense of any such Third Party Claim at its sole expense, and no claim shall be settled or compromised without the consent of the indemnifying party (including within such term Ferry, if the settlement or compromise is expected to result in liability to or by Ferry) unless the indemnifying party shall have failed, after the lapse of a reasonable time, but in no event more than fifteen (15) days, after notice to it or them of such proposed settlement to notify the indemnified party of the indemnifying party's objection thereto. If the indemnifying party wishes, it may control the defense of such litigation, at its own expense, insofar as such claim may result in liability to the indemnifying party. A party's failure to give timely notice or to provide copies of documents or to furnish relevant data in connection with any Third Party Claim shall not constitute a defense (in part or in whole) to any claim for indemnification by such party, except and only to the extent that such failure shall result in any prejudice to the indemnifying party. Notwithstanding the foregoing, in the event that Ferry determine not to assume the defense of any Third Party Claim on the grounds that such Third Party Claim is unlikely to cause the Company's Damage, the Company shall nevertheless keep Ferry informed of the conduct of the defense of, and of any settlement negotiations relating to, such Third Party Claim, and Ferry shall have the option at any time to assume the defense thereof at their sole expense as hereinabove provided.

(b) Non-Third Party Claims. The Company shall deliver to Ferry, and Ferry shall deliver to the Company, as applicable, itemized statements setting forth all outstanding claims for indemnification under this Article VI, other than Third Party Claims. Within thirty (30) days after receipt of any notice under the preceding sentence, the indemnifying party shall give notice to the indemnified party of: (A) the acquiescence by the indemnifying party in whole to the claim; (B) the acquiescence by the indemnifying party in part to the claim; or (C) the rejection by the indemnifying party in whole of the claim. Failure by the indemnifying party to deliver such notice within such thirty (30) day period shall be deemed to be an acceptance of the validity of the indemnified party's claim and a waiver of any right to contest the validity or amount of such claim.

6.02 Mandatory Arbitration. Notwithstanding any other provision hereof or in a Related Document, in the event of any dispute between the Company and Ferry regarding a claim for indemnity under the provisions of this Agreement, the dispute, including the amount of any damages suffered by any party, and any issues as to the arbitrability of such dispute, shall be settled to the exclusion of a court of law, by arbitration in San Diego, California, by a panel of three arbitrators in accordance with the Commercial Arbitration
Rules of the American Arbitration Association then in effect. Each party shall choose one arbitrator, with a third arbitrator chosen by the two arbitrators so selected. The decision of a majority of the arbitrators shall be final and binding upon the parties and their respective successors and assigns. Each party shall pay the expenses of its witnesses. All other costs of the arbitration, including, without limitation, the fees and expenses of the arbitrators, the cost of the record or transcript thereof, if any, administrative fees, the attorneys fees of the parties, and all other fees and costs shall be allocated to the Company and Ferry as determined by a majority of the arbitrators, it being the intention of the parties that a prevailing party in a proceeding hereunder be made whole with respect to its reasonable attorneys' fees and expenses.

                              	ARTICLE VII
                               	CLOSING
Unless this Agreement shall have been terminated and the transactions contemplated hereby shall have been abandoned, the closing (the "Closing") shall be held at the offices of FITZMAURICE & DEMERGIAN, 550 West "C" Street, Suite 990, San Diego, California 92101, or at such other place as the parties may agree. At the Closing, the parties to this Agreement will exchange instruments and documents in order to determine whether the terms and conditions of this Agreement have been satisfied. The date of such Closing is herein referred to as the "Closing Date."

                              	ARTICLE VIII
                     	MISCELLANEOUS PROVISIONS

8.01 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the Company and Ferry.

8.02	 Waiver of Compliance; Consents.  Any failure of Ferry, on the one hand, or the Company, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived in writing by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth above.

8.03 Investigations and Survival. The respective representations, warranties, covenants and agreements of the Company and Ferry contained herein or in any other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto nor shall they be affected by the Closing, but shall survive same.

8.04 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or upon deposit with a reputable overnight courier, charges prepaid, or upon deposit with the United States Postal Service, certified or registered mail, return receipt requested, with postage prepaid:

(a)  If to Ferry:

          Russell P. Ferry
          P.O. Box 1177
          Cardiff, CA  92007

(b)  If to the Company, to:

      				Donna Anderson
			       Definition, Ltd.
      				783 William Road, Ste. A
				      Palm Springs, CA  92264

or to such other person or address as a party shall furnish to the other parties in writing pursuant to the above.

8.05 Assignment. Neither this Agreement nor any rights or benefits herein shall be assigned by a party hereto without the prior written consent of the other parties hereto, except that the Company may assign same after the Closing and without consent to any entity which controls, is controlled by or under common control with the assigning party. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8.06 Governing Law. All matters with respect to this Agreement, including but not limited to matters of validity, construction, effect and performance, shall be governed by the laws of California applicable to contracts made and to be performed therein between residents thereof (regardless of the laws that might be applicable under principles of conflicts of law).

8.07 Counterparts. This Agreement may be executed in two or more fully or partially executed counterparts, each of which shall be deemed an original binding the signer thereof against the other signing parties, but all counterparts together shall constitute one and the same instrument.

8.08 Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

8.09 Joint Effort. The provisions of this Agreement have been examined, negotiated and revised by counsel for each party, and no implication shall be drawn against any party hereto by virtue of the drafting of this Agreement.

8.10 Entire Agreement. This Agreement, the Exhibits hereto, the Related Documents, the Disclosure Schedule and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings between the parties with respect to such subject matter.

8.11 Attorneys' Fees and Venue. In the event any action is brought by any party to this Agreement to enforce or interpret its terms or provisions, the prevailing party shall be entitled to reasonable attorneys' fees and costs. Any action to enforce or interpret the Agreement, if not arbitrated, shall be brought and maintained in the State or Federal Courts in and for the City of San Diego, California, to the exclusion of all other jurisdictions.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

                        					    "COMPANY"

	                            					DEFINITION, LTD.


                            						By:__________________________
                              				Donna Anderson
                                		President



                                 "FERRY"

                            						RUSSELL P. FERRY

                                  By:	_____________________________
                                  Russell P. Ferry